Exhibit 99.1

8310 S. Valley Highway Suite 300 Englewood, CO 80112 Phone: 720-981-1185	Trading Symbol: VGZ NYSE American and TSX Stock Exchanges

__________________ NEWS _________________

Vista Gold Announces Third Quarter 2026 Financial Results and Corporate Update

Denver, Colorado, November 12, 2026 – Vista Gold Corp. (NYSE American and TSX: VGZ) today announced its unaudited financial results for the quarter ended September 30, 2026, with cash totaling $43.5 million at quarter-end. All dollar amounts in this press release are in U.S. dollars.

Frederick H. Earnest, President and CEO of Vista Gold, stated, “During the third quarter, we maintained strong progress in advancing the Mt Todd gold project toward development. Key achievements included continued progress on permitting activities, strengthening our Australian-based leadership team, and advancing technical optimization initiatives.”

On September 20, 2026, Vista entered into an arrangement agreement (the “Arrangement Agreement”) with Artemis Gold Inc. (TSXV:ARTG) (“Artemis”), pursuant to which Artemis agreed to acquire all of the issued and outstanding common shares of Vista by way of a court-approved plan of arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”).

Under the terms of the Arrangement, each outstanding common share of Vista, other than shares held by dissenting shareholders and Artemis and its affiliates as provided in the Arrangement Agreement, will be exchanged for 0.0966 of an Artemis common share, subject to the terms of the Arrangement Agreement and the Arrangement. Upon completion of the Arrangement, Vista will become a wholly owned subsidiary of Artemis, and Vista’s shareholders immediately prior to completion are expected to collectively own approximately 5%1 of Artemis’ shares.

Mr. Earnest commented, “We are confident that the transaction with Artemis represents a compelling opportunity to deliver value to our shareholders now and over the long term. In addition to providing an immediate premium to the market price of Vista shares, the Arrangement offers shareholders the opportunity to benefit from the ongoing expansion of the Blackwater operation and the potential development of Mt Todd as part of a larger, well-capitalized gold producer. We believe Artemis brings the scale, experience and resources to develop Mt Todd and realize its full potential. This transaction represents an important opportunity to realize the substantial value of Mt Todd while becoming part of an established and growing intermediate gold producer.”

While the Arrangement is pending, Vista continues to conduct its business in the ordinary course, including activities related to the advancement of the Mt Todd gold project, subject to the covenants and restrictions set forth in the Arrangement Agreement. If the Arrangement is not completed, the Company will continue to operate as an independent public company and will continue to seek to maximize shareholder value through advancement of its Mt Todd gold project.

1 Pro-forma ownership excludes Artemis’ 4.95% interest in Vista which Artemis intends to cancel upon completion of the Arrangement.

Additional information regarding the Arrangement, including its terms, conditions, termination provisions and the interests of certain directors and executive officers, is included in the Company’s preliminary proxy statement dated October 19, 2026, filed with the U.S. Securities and Exchange Commission (“SEC”) and the Canadian securities regulatory authorities and can be accessed on Vista’s issuer profile on EDGAR at www.sec.gov and SEDAR+ at www.sedarplus.ca. The definitive proxy statement is expected to be filed in the coming weeks.

Summary of Financial Results

Vista reported a consolidated net loss of $6.4 million, or $0.05 per common share, for the quarter ended September 30, 2026, compared to a consolidated net loss of $0.7 million, or $0.01 per common share, for the quarter ended September 30, 2025.

Cash and cash equivalents totaled $43.5 million at September 30, 2026, compared to $13.6 million at December 31, 2025. Vista continued to have no debt.

Management Conference Call

Management will host a conference call on November 12, 2026, at 8:00 a.m. MST (10:00 a.m. EST) to review financial results for the quarter ended September 30, 2026, discuss the Arrangement, and provide updates on ongoing corporate and project activities.

Participant Toll Free: +1 (800) 717-1738

Participant International: +1 (289) 514-5100

Conference ID: 20627

This call will be archived and available at www.vistagold.com after November 12, 2026. An audio replay will also be available through November 30, 2026 by calling toll-free in North America +1 (888) 660-6264 or +1 (289) 819-1325 using passcode 20627#.

If you are unable to access the audio or phone-in on the day of the conference call, please email your questions to ir@vistagold.com.

About Vista Gold Corp.

Vista Gold holds the Mt Todd gold project, a development-stage gold deposit located in the favorable mining jurisdiction of Northern Territory, Australia. Mt Todd offers a large gold mineral reserve with development optionality, expansion opportunities, and exploration upside. With advanced local infrastructure, strong community support, and demonstrated economic feasibility, Mt Todd has the potential to become a long-lived, globally significant gold operation. For more information visit www.vistagold.com.

Investor Relations Contact

Pamela Solly
Vice President, Investor Relations

psolly@vistagold.com
+1 720 877 0132

Cautionary Note Regarding Forward-Looking Information

This communication contains certain forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of applicable Canadian securities laws. Statements contained in this communication that are not historical facts are forward-looking statements that involve known and unknown risks and uncertainties. Any statements that refer to expectations, projections or other characterizations of future events or circumstances contain forward-looking statements. In certain cases, forward-looking statements and information can be identified using forward-looking terminology such as “may”, “will”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “continue”, “plans”, “potential” or similar terminology. Forward-looking statements and information are made as of the date of this communication and include, but are not limited to, the completion of the Arrangement pursuant to the terms of the Arrangement Agreement and the anticipated timing thereof; satisfaction or waiver of the conditions to completion of the Arrangement, including the receipt of required shareholder, court, regulatory, governmental and stock exchange approvals; assessments and expectations for the combined entity after the completion of the Arrangement; pro forma ownership of the combined entity; the anticipated premium for Vista shareholders; the timing of the definitive proxy statement for the special meeting of Vista shareholders; assessments and expectations for the Mt Todd gold project; assessments and expectations for the Blackwater Mine; future plans for the Mt Todd gold project and Blackwater Mine and the timing thereof; the assessment of the merits of the Arrangement; the conduct of Vista’s business while the Arrangement is pending; Vista’s plans and strategy if the Arrangement is not completed; Vista’s 2026 objectives and priorities; Vista’s forecasts and expected cash flows; Vista’s projected capital and operating costs; Vista’s expectations regarding mining and metallurgical recoveries; Vista’s expectations regarding economic conditions and the price of gold; Vista’s belief that with its strong cash position, it is well funded to continue achieving its interim project development objectives while systematically reducing development risk; Mt Todd gold project milestones and results; Vista’s belief that the Mt Todd gold project offers strong project economics, significant initial production, and compelling expansion and exploration upside; Vista’s belief that the Mt Todd gold project benefits from advanced local infrastructure, options for future expansion and broad community support, underpinning its potential to become a long-lived, globally significant gold operation; statements relating to Vista’s strategy; and the timing of future conference calls and press releases by Vista.

These forward-looking statements represent management’s current beliefs, expectations, estimates and projections regarding future events and operating performance, which are based on information currently available to management, management’s historical experience, perception of trends and current business conditions, expected future developments and other factors which management considers appropriate. Such forward-looking statements involve numerous risks and uncertainties, and actual results may vary.

Important risks and other factors that may cause actual results to vary include, without limitation: the risk that the Arrangement will not be approved by Vista shareholders; the failure to, in a timely manner, or at all, obtain the required court approval for the Arrangement; the failure of Artemis or Vista to otherwise satisfy the requisite conditions to complete the Arrangement; the possibility that the Arrangement Agreement may be terminated in certain circumstances; the fact that the exchange ratio is fixed and the market value of the Artemis common shares to be received by Vista shareholders may fluctuate prior to completion of the Arrangement; the effect of the announcement or pendency of the Arrangement on Vista’s strategic relationships, operating results and business generally, including the diversion of management’s attention from ongoing business operations; significant transaction costs or unknown liabilities; the risk of litigation that could prevent or hinder the completion of the Arrangement; other customary risks associated with transactions of this nature; assumptions in respect of current and future market conditions; changes in commodity prices; changes in interest and currency exchange rates; risks related to the ability of Artemis to accomplish its plans and objectives with respect to the operations, optimization, enhancement and expansion of the Blackwater Mine and/or Mt Todd gold project within the expected timing or at all; possible accidents and other risks associated with mineral exploration operations; unanticipated geological factors; the inability to secure permitting and other governmental clearances necessary to carry out plans for the Blackwater Mine and/or Mt Todd gold project; the risk of political uncertainties and regulatory or legal changes that might interfere with Artemis’s ability to implement such plans; risks inherent in Mineral Resource and Mineral Reserves estimates and results; risks inherent in exploration, development and production activities; changes in exploration, mining, optimization, enhancement or expansion plans due to changes in logistical, technical or other factors; changes in governmental regulation of mining operations; political risk; social unrest; and other risks related to the ability of Artemis to proceed with its plans for the Blackwater Mine and Mt Todd gold project. Additional risks of Vista are set out under “Risk Factors” in Vista’s Annual Report on Form 10-K for the year ended December 31, 2025 and its subsequent Quarterly Reports on Form 10-Q, and in the preliminary proxy statement, each of which is available on EDGAR at www.sec.gov, on Vista’s website at www.vistagold.com and on SEDAR+ at www.sedarplus.ca.

Although Vista has attempted to identify important factors that could affect Vista and may cause actual actions, events, or results to differ materially from those described in forward-looking statements, there may be other factors that cause the actual results or performance by Vista to differ materially from those expressed in or implied by any forward-looking statements. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or the financial condition of Vista. Investors should therefore not place undue reliance on forward-looking statements. Vista is under no obligation and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether because of new information, future events or otherwise, except as may be required under applicable securities laws.

Important Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed plan of arrangement involving Vista and Artemis pursuant to the Arrangement Agreement. The Arrangement will be implemented by way of a plan of arrangement under the Business Corporations Act (British Columbia). In connection with the proposed Arrangement, Vista has filed a preliminary proxy statement, and intends to file a definitive proxy statement and other relevant materials, with the U.S. Securities and Exchange Commission (“SEC”) and the Canadian securities regulatory authorities. Promptly after filing the definitive proxy statement, Vista will mail the definitive proxy statement and a proxy card to its shareholders.

INVESTORS AND SECURITY HOLDERS OF VISTA ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING VISTA’S DEFINITIVE PROXY STATEMENT WHEN AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ARRANGEMENT AND THE PARTIES TO THE ARRANGEMENT AGREEMENT.

Investors and security holders of Vista may obtain the preliminary proxy statement, and will be able to obtain the definitive proxy statement and other relevant documents when they are filed, free of charge from the SEC’s website at www.sec.gov, from SEDAR+ at www.sedarplus.ca or from Vista on its website at www.vistagold.com. The information contained in, or that can be accessed through, Vista’s website is not part of, and is not incorporated by reference into, this communication.

Participants in the Solicitation

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Artemis common shares to be issued pursuant to the Arrangement have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), or any securities laws of any state of the United States, and are anticipated to be issued in reliance upon the exemption from such registration requirements provided by Section 3(a)(10) of the U.S. Securities Act and applicable exemptions under securities laws of any state of the United States.

Artemis, Vista and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Vista in connection with the proposed Arrangement. Information regarding Vista’s directors and executive officers is set forth in Vista’s proxy statement for its most recent annual meeting of shareholders and its Annual Report on Form 10-K for the year ended December 31, 2025. Additional information regarding the interests of these directors and executive officers in the proposed Arrangement, by security holdings or otherwise, is included in the preliminary proxy statement, and will be included in the definitive proxy statement, referred to above. These documents, when available, may be obtained free of charge from the SEC’s website at www.sec.gov, Artemis’ website at www.artemisgold.com and Vista’s website at https://vistagold.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the Vista proxy statement relating to the Arrangement.